BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE

SUPPLEMENT DATED OCTOBER 3, 2007
TO THE PROSPECTUS DATED JULY 31, 2007

Effective October 1, 2007, the description of the Fund’s portfolio managers in the sixth paragraph in the subsection captioned “The Adviser and Sub-Adviser” in the section captioned “Offering Summary” on page 9 is deleted and replaced with the following:

The BlackRock Fund of Funds Team is responsible for managing the Fund’s investments. Howard P. Berkowitz, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Fund’s assets and are primarily responsible for the day-to-day portfolio management and short-term cash management of the Fund. For additional information about the portfolio managers including the method of their compensation, other accounts they manage and their ownership of Shares, see “The Adviser — Information Regarding the Portfolio Managers.”

In addition, the subsections captioned “Information Regarding the Portfolio Managers” and “Other Funds and Accounts Managed” and “Fund Ownership” in the section captioned “THE ADVISER” beginning on page 39 are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

The BlackRock Fund of Funds Team is responsible for managing the Fund’s investments. Howard P. Berkowitz, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Fund’s assets. The Fund’s portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. Mr. Berkowitz is the head of the team and is responsible for overseeing the management of the Fund’s investments. Ms. Jurinich is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, and Mr. Rzeszowski is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers with a focus on managed futures, macro funds and statistical arbitrage.

Mr. Berkowitz is a Managing Director of BlackRock and a member of BlackRock’s Management Committee. Mr. Berkowitz has more than 35 years of experience running private investment funds and funds of hedge funds. He joined BlackRock in April 2003 and has been the Fund’s portfolio manager since 2006. Prior to joining BlackRock, Mr. Berkowitz was the founder and managing partner of HPB Associates which he initially formed in 1979 as a traditional equity hedge fund. In 1967, Mr. Berkowitz co-founded and managed Steinhardt, Fine, Berkowitz & Co., one of the earliest and most highly successful entrants into the hedge fund industry.

Ms. Jurinich is a Managing Director of BlackRock and has been a member of the portfolio management team since 2003. Before taking on her current responsibilities in 2003, Ms. Jurinich was a member of the Account Management Group where she was responsible for developing and maintaining relationships with non-U.S. clients and for developing alternative investment products. Prior to joining BlackRock in 2002, Ms. Jurinich was responsible for investor relations and hedge fund research at Victus Capital LLC. From 2000 to 2001, she was responsible for manager research and recommendations relating to relative value managers at Alpha Investment Management LLC. She spent the prior year with Arista Group, where her duties included all aspects of due diligence and performance reporting. Ms. Jurinich began her career in 1993 with Allied Capital Asset Management.

Mr. Rzeszowski is a Managing Director of BlackRock and joined BlackRock in 2006 as a member of the Fund of Fund’s team and became part of the Fund’s portfolio management team at that time. Prior to joining BlackRock, Mr. Rzeszowski was a Director with the fund of funds team of MLIM LP. In this role, he was responsible for the selection and analysis of hedge funds with a focus on managed futures, macro funds and statistical arbitrage, and served as senior hedge fund analyst and portfolio manager for the Global Horizons I, L.P. and ML Global Horizons Ltd. Previously, Mr. Rzeszowski was a Senior Quantitative Analyst for the MLIM LP fund of funds team, responsible for risk management of the managed futures product line. He has held various positions in MLIM LP’s finance department. His additional previous work experience includes OMR Systems Corporation (a financial investments service Fund), where he was responsible for the consolidation of managed futures risks.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2007.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee Is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Howard p. Berkowitz	1	22	5	0	6	3
	$128,891,709	$2,132,900,183	$308,307,475	$0	$1,054,213,667	$264,253,378
Christine Jurinich	1	22	5	0	6	3
	$128,891,709	$2,132,900,183	$308,307,475	$0	$1,054,213,667	$264,253,378
Edward Rzeszowski	1	22	5	0	6	3
	$128,891,709	$2,132,900,183	$308,307,475	$0	$1,054,213,667	$264,253,378

Fund Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of March 31, 2007.

Portfolio Manager	Dollar Range
Howard P. Berkowitz	None
Christine Jurinich	None
Edward Rzeszowski	None

Code # MHA-PM-1007

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